DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectus dated March 29, 2013

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled “About your account,” and in the Fund's statement of additional information under the section entitled “Purchasing shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	R	Inst.
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	5.75%	none	none	none	none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	R	Inst.
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.24%	1.00%	1.00%	0.50%	none
Other expenses	0.27%	0.27%	0.27%	0.27%	0.27%
Total annual fund operating expenses	1.12%	1.88%	1.88%	1.38%	0.88%
Fee waivers and expense reimbursements	(0.03%)[2]	(0.78%)[2]	(0.03%)[2]	(0.03%)[2]	(0.03%)[2]
Total annual fund operating expenses after fee
waivers and expense reimbursements	1.09%	1.10%	1.85%	1.35%	0.85%

1	If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.85% of the Fund's average daily net assets from March 28, 2013 through March 28, 2014. The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund's Class B shares' 12b-1 fee to no more than 0.25% of average daily net assets from November 1, 2013 through October 31, 2014. These waivers and reimbursements may only be terminated by agreement of the Manager and the Distributor, as applicable, and the Fund. Additionally, the Fund's Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to May 2, 1994, and 0.25% on all shares acquired on or after May 2, 1994. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$680	$112	$512	$188	$288	$137	$87
3 years	$908	$515	$790	$588	$588	$434	$278
5 years	$1,154	$944	$1,169	$1,013	$1,013	$752	$485
10 years	$1,857	$1,938	$1,938	$2,199	$2,199	$1,655	$1,082

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 4, 2013.